UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019

Avedro, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38809	13-4223265
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Jones Road Waltham, Massachusetts		02451
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 768-3400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AVDR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on August 7, 2019, Avedro, Inc., a Delaware corporation (“Avedro”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Glaukos Corporation, a Delaware corporation (“Glaukos”) and Atlantic Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Glaukos (“Merger Sub”), pursuant to which Merger Sub will merge with and into Avedro, with Avedro continuing as the surviving corporation (the “Merger”). Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding and unexercised option (an “Avedro Stock Option”) to purchase shares of Avedro’s common stock, par value $0.00001 per share (“Avedro Common Stock”), whether vested or unvested, will be assumed by Glaukos and converted into an option to purchase a number of shares (rounded down to the nearest whole share) of Glaukos’ common stock, par value $0.001 per share (“Glaukos Common Stock”), equal to the product of the number of shares of Avedro Common Stock subject to such Avedro Stock Option immediately prior to the Effective Time, multiplied by 0.365.

Effective November 15, 2019, Avedro entered into letter agreements (the “Letter Agreements”) with each of Reza Zadno, the Chief Executive Officer of Avedro, Thomas Griffin, the Chief Financial Officer of Avedro, and Jim Schuermann, the Chief Business Officer of Avedro (the “Executives”). Messrs. Zadno, Griffin and Schuermann each currently holds a total of 810,286, 60,985 and 100,251 non-qualified Avedro Stock Options that were previously granted under Avedro’s 2012 Equity Incentive Plan (the “2012 Plan”). Pursuant to the Letter Agreements, Avedro and the Executives have agreed that (1) 412,345 of Mr. Zadno’s non-qualified Avedro Stock Options and all of the non-qualified Avedro Stock Options held by Messrs. Griffin and Schuermann will expire no later than June 30, 2020, (2) if any portion of those Avedro Stock Options is exercised, such options will be settled in cash (based on the extent, if any, to which the fair market value of the shares underlying the options at the time of exercise exceeds the applicable exercise price of the options, and such options referred to as the “Cash-Settled Options”), and (3) the exercise period of Mr. Zadno’s remaining 397,941 non-qualified Avedro Stock Options will be extended until three years after his continuous service with Avedro terminates other than for cause (but subject to the original maximum term of the options).

The Letter Agreements also provide that each Executive will be entitled to receive a potential bonus payment (the “Equalization Payment”) from Glaukos in the event that any Executive purchases shares of Glaukos Common Stock within three business days after his Cash-Settled Options are exercised and the purchase price (the “Purchase Price”) of any shares of Glaukos Common Stock purchased is greater than the closing price of a share of Glaukos Common Stock on the date his Cash-Settled Options are exercised (the “Exercise Value”). The amount of each Executive’s potential Equalization Payment will be an amount such that after payment of all applicable income and employment taxes, each Executive will retain an after-tax amount equal to any positive difference between the Purchase Price and the Exercise Value with respect to any shares of Glaukos Common Stock that he purchases, plus the amount of any broker fees or related costs. Pursuant to the Letter Agreements, each Executive will also be entitled to receive a gross-up payment equal, on an after-tax basis after taking into account any taxes and penalties on the gross-up payment itself, to the amount of any excise taxes that may be triggered pursuant to Sections 280G and 4999 of the Internal Revenue Code by the Merger. The Executives will not be subject to any cutback of benefits in order to avoid triggering these excise taxes.

Avedro currently estimates that each Executive will not be subject to any parachute payment excise taxes pursuant to Sections 280G and 4999 of the Internal Revenue Code in connection with the Merger, even if the Executive’s employment was to terminate in connection with the Merger. Accordingly, Avedro currently estimates that the aggregate dollar amount of the Executives’ Section 280G gross-up payments will be ($0). This estimate is based on assumptions that may or may not occur.

At this time, it is not possible to determine or estimate the value of the potential Equalization Payments that may be made to the Executives, as the amount of these payments (if any) will depend on whether (A) any Executive purchases shares of Glaukos Common Stock after the Merger within three business days after exercising any Cash-Settled Options and (B) the Purchase Price for any purchased shares actually exceeds the Exercise Value. If the Exercise Value is equal to or greater than the Purchase Price, the amount of each Executive’s Equalization Payment would be limited to the amount of any broker fees or related costs, which each Executive is obligated to minimize.

The Letter Agreements with the Executives will only become effective if the Merger is completed.

The Letter Agreements were entered into in order to reduce the total number of shares of Glaukos Common Stock that are issuable under the Merger Agreement to a number that is less than 20% of the outstanding shares of Glaukos Common Stock to comply with certain New York Stock Exchange limitations and satisfy a condition to closing of the Merger.

The foregoing description of the Letter Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Letter Agreements, attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01 Other Events.

Option Exercise Extension

Effective November 1, 2019, the Board of Directors of Avedro approved the extension of the exercise periods of 273,845 previously issued and outstanding Avedro Stock Options, to be exercisable following the Effective Time. These Avedro Stock Options were originally issued on March 23, 2015, January 13, 2016, June 27, 2017, July 18, 2018, and January 9, 2019 under Avedro’s 2012 Equity Incentive Plan (the “2012 Plan”) to Avedro’s Director, Garheng Kong (8,314 options), Avedro’s Director, Hongbo Lu (8,314 options), Avedro’s Director, Robert J. Palmisano (60,336 options), Avedro’s Director, Jonathan Silverstein (8,314 options), Avedro’s Director, Donald Zurbay (60,479 options), Avedro’s former Director, Thomas W. Burns, (119,774 options) and Avedro’s former Director, Gilbert H. Kliman, M.D. (8,314 options). The Board of Directors of Avedro has exercised its discretion in accordance with the 2012 Plan to extend the option exercise period for each of these Avedro Stock Options until November 1, 2020.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description

10.1	Form of Letter Agreement

Additional Information and Where to Find It

In connection with the proposed transaction between Avedro and Glaukos, Glaukos filed with the SEC a registration statement on Amendment No. 1 to Form S-4 (No. 333-233807) (the “Registration Statement”) containing a document constituting a prospectus of Glaukos and a proxy statement of Avedro. The Registration Statement was declared effective by the SEC on October 17, 2019, and Avedro mailed the definitive proxy statement/prospectus to stockholders of Avedro on or about October 17, 2019. Avedro also filed with the SEC certain supplemental disclosures to the proxy statement/prospectus on a Current Report on Form 8-K on November 8, 2019. Avedro and Glaukos also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the Registration Statement and the definitive proxy statement/prospectus and other relevant documents filed or that will be filed by Avedro or Glaukos with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Glaukos are available free of charge within the Investor Relations section of Glaukos’ internet website at https://investors.glaukos.com or by contacting Glaukos Investor Relations by email at investors@glaukos.com or by phone at 949-481-0510. Copies of the documents filed with the SEC by Avedro are available free of charge within the Investor Relations section of Avedro’s internet website at https://investors.avedro.com or by contacting Avedro Investor Relations by email at investors@avedro.com or by phone at 646-924-1769.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

Each of Avedro and Glaukos and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Avedro stockholders in connection with the proposed transaction. Information about Avedro’s directors and executive officers is included in Avedro’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 21, 2019, and is also included in Avedro’s Form S-1 Registration Statement filed with the SEC on January 18, 2019, as amended by Amendment No. 1 to Avedro’s Form S-1 Registration Statement filed with the SEC on February 4, 2019. Information about Glaukos’ directors and executive officers is included in its definitive proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 17, 2019. Other information regarding the participants in the solicitation of proxies in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, was contained in the definitive proxy statement/prospectus filed with the SEC on October 17, 2019. Investors may obtain free copies of these documents from Avedro or Glaukos as indicated above.

Use of Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may contain words such as “believes”, “anticipates”, “estimates”, “expects”, “intends”, “aims”, “potential”, “will”, “would”, “could”, “considered”, “likely” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction and the expected benefits of the proposed transaction, are forward-looking statements. These statements are based on management’s current expectations, assumptions, estimates and beliefs. While Avedro and Glaukos believe these expectations, assumptions, estimates and beliefs are reasonable, such forward-looking statements are only predictions, and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) failure of Avedro to obtain stockholder approval as required for the proposed transaction; (ii) failure to satisfy the conditions to the closing of the proposed transaction; (iii) unexpected costs, liabilities or delays in connection with or with respect to the proposed transaction; (iv) the effect of the proposed transaction on the ability of Avedro or Glaukos to retain and hire key personnel and maintain business relationships with customers, suppliers and others with whom Avedro or Glaukos does business, or on Avedro’s or Glaukos’ operating results, market price of common stock, and business generally; (v) legal proceedings relating to the proposed transaction and the outcome of any such legal proceeding; (vi) the inherent risks, costs and uncertainties associated with integrating the businesses successfully and risks of not achieving all, or any of, the anticipated benefits of the proposed transaction, or the risk that the anticipated benefits of the proposed transaction may not be fully realized or take longer to realize than expected; (vii) competitive pressures in the markets in which Avedro and Glaukos operate; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; and (ix) other risks to the consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Avedro and Glaukos are set forth in their respective filings with the SEC, including each of Avedro’s and Glaukos’ most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. The risks and uncertainties described above and in Avedro’s most recent Quarterly Report on Form 10-Q and Glaukos’ most recent Quarterly Report on Form 10-Q are not exclusive and further information concerning Avedro and Glaukos and their respective businesses, including factors that potentially could materially affect their respective businesses, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Avedro and Glaukos file from time to time with the SEC. The forward-looking statements in these materials speak only as of the date of these materials. Except as required by law, Avedro and Glaukos assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2019

AVEDRO, INC.

By:	/s/ Reza Zadno
Reza Zadno
President and Chief Executive Officer